UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 31, 2008

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	000-52491	90-0300868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1234 Airport Road, Suite 105
Destin, Florida		32541
(Address of principal executive offices)		(Zip Code)

(850) 269-0000
(Issuer’s Telephone Number)

Alynx, Co.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Material Agreements

On March 31, 2008, the Registrant and SaluMedica, LLC, a Georgia limited liability company (“SaluMedica”), entered into an Investment Agreement (the “Investment Agreement”).  Also on March 31, 2008, the Registrant’s wholly-owned subsidiary, MiMedx, Inc., a Florida corporation, and SaluMedica entered into a Technology License Agreement (the “Technology License”) and a Trademark License Agreement (the “Trademark License”).

As previously reported by the Registrant in its Current Report on Form 8-K filed February 8, 2008, SpineMedica holds an exclusive, perpetual, worldwide, non-terminable, royalty-free, transferable license with SaluMedica under certain patents and patent application rights held by SaluMedica, that relate to Salubria® biomaterial. SpineMedica has the right to manufacture, market, use and sell medical devices and products incorporating the claimed technology for all neurological and orthopedic uses related to the human spine, including muscular and skeletal uses. Some of the licensed patents and patent application rights are owned by SaluMedica and at least one of these patent and patent application rights are licensed by SaluMedica from Georgia Tech Research Corporation. In connection with this license agreement, SpineMedica also acquired certain of SaluMedica’s assets, including manufacturing and testing equipment and office equipment and obtained a license to use the trademarks “SaluMedica®” and “Salubria® biomaterial.”

Additionally, as previously reported by the Registrant in its Current Report on Form 8-K filed February 8, 2008, MiMedx, Inc. has a Technology License Agreement, as amended by a First Amendment to Technology License Agreement, as well as a related Trademark License Agreement, all dated August 3, 2007 (collectively, the “Hand License”) that provides MiMedx with the exclusive, fully-paid, worldwide, royalty-free, irrevocable and non-terminable (except as provided in the Hand License), and sublicensable rights to develop, use, manufacture, market, and sell Salubria® biomaterial for all neurological and orthopedic uses (including muscular and skeletal uses) related to the rotator cuff and the hand (excluding the wrist), but excluding the product Salubridge (which is made from Salubria® biomaterial and is currently approved for use by the U.S. Federal Drug Administration) (the “Licensed Hand IP”). SaluMedica’s rights in the Licensed Hand IP derive from and are subject to one or more licenses from Georgia Tech Research Corporation and, consequently, the Hand License is subject to those same licenses.

The Investment Agreement, a copy of which is attached hereto as Exhibit 10.54, and is incorporated herein by reference, provides for the following material terms and conditions:

1.           SaluMedica’s subscription for 400,000 shares of our Common Stock, in exchange for the licenses and other rights granted to the Registrant and affiliates under the Technology License and the Trademark License.

2.           SaluMedica’s conditional right to receive, and the Registrant’s conditional obligation to issue, up to an additional 600,000 shares of Common Stock as follows: (a) if and when the Registrant (or any of its affiliates) makes its first commercial sale to a third party of any “Licensed Product” (as defined in the Technology License), then the Registrant will issue to SaluMedica an additional 100,000 shares of Common Stock; (b) if and when the Registrant and its affiliates in the aggregate collect “Net Revenues” (as defined in the Investment Agreement) from the sale of “Licensed Products” for any period of 12 consecutive months equal to or greater than $20,000,000, then the Registrant will issue to SaluMedica an additional 100,000 shares of Common Stock; (c) if and when the Registrant and its affiliates in the aggregate collect “Net Revenues” from the sale of “Licensed Products” for any period of 12 consecutive months equal to or greater than $40,000,000, then the Registrant will issue to SaluMedica an additional 200,000 shares of Common Stock; and (d) if and when the Registrant and its affiliates in the aggregate collect “Net Revenues” from the sale of “Licensed Products” for any period of 12 consecutive months equal to or greater than $50,000,000, then the Registrant will issue to SaluMedica an additional 200,000 shares of Common Stock.  SaluMedica’s conditional right to receive such additional 600,000 shares of Common Stock will expire, to the extent SaluMedica does not become entitled to the issuance of additional shares, if the aforementioned conditions precedent have not been satisfied by June 30, 2013.

The Technology License provides for an exclusive, fully-paid, worldwide, royalty-free, perpetual, irrevocable, and non-terminable (with some exceptions) license, with the right to sublicense, to make, have made, manufacture, have manufactured, use, offer to sell, sell, market, distribute, import, or export “Licensed Products” (as defined in the Technology License) based on Salubria® biomaterials for surgical sheet uses as described further in the Technology License under the definition of “Field of Use.”  A copy of the Technology License is attached hereto as Exhibit 10.55, and is incorporated herein by reference.

The Trademark License provides for an exclusive, fully-paid, worldwide, royalty-free, perpetual, irrevocable, and non-terminable (with some exceptions) license, with the right to sublicense, to use the trademarks and associated trademark registrations of Salubria® and SaluMedica™ in connection with the commercialization of Salubria® biomaterials within the surgical sheet uses. A copy of the Trademark License is attached hereto as Exhibit 10.56, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On March 31, 2008, pursuant to the Investment Agreement, the Registrant approved the issuance of 400,000 shares of its Common Stock to SaluMedica in exchange for the licenses and other rights granted to the Registrant and its affiliates under the Technology License and the Trademark License.  The Registrant has not registered the aforementioned securities in reliance on an exemption therefrom pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.54	Investment Agreement between MiMedx Group, Inc. and SaluMedica, LLC, dated March 31, 2008.
10.55	Technology License Agreement between MiMedx, Inc. and SaluMedica, LLC, dated March 31, 2008.
10.56	Trademark License Agreement between MiMedx, Inc. and SaluMedica, LLC, dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2008	MIMEDX GROUP, INC.
	By:	/s/ John C. Thomas, Jr.
John C. Thomas, Jr., Chief Financial Officer